AUGUST 9, 2017

SUPPLEMENT TO

THE HARTFORD SMALL CAP GROWTH FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS II, INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2017

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Effective immediately, under the heading “Purchase and Sale of Fund Shares,” the following is added to the end of the list of investors allowed to purchase shares:

and (ix) purchases through an approved broker-dealer by: employees of Hartford Funds Management Company, LLC and its affiliates, employees of Wellington Management, and directors of The Hartford Mutual Funds II, Inc. Please see the section entitled “Classes of Shares” in the Fund’s statutory prospectus for more information.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7325	August 2017